Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

MARCH 2025 MONTHLY DIVIDEND AND

FEBRUARY 28, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	March 2025 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of February 28, 2025
●	Next Dividend Announcement Expected April 9, 2025

Vero Beach, Fla., March 19, 2025 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of March 2025. The dividend of $0.12 per share will be paid April 29, 2025 to holders of record of the Company’s common stock on March 31, 2025, with an ex-dividend date of March 31, 2025. The Company plans on announcing its next common stock dividend on April 9, 2025.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of March 19, 2025, the Company had 105,873,628 shares of common stock outstanding. As of February 28, 2025, the Company had 98,853,628 shares of common stock outstanding. As of December 31, 2024, the Company had 82,622,464 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of February 28, 2025 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Dec 24 -
									Feb-25	Feb-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Mar)	in Mar)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 5.0 TBA	$200,000	$201,031	3.17%	100.52	5.00%	5.85%	7	169	n/a	n/a	$2,583	$(2,979)
15yr Total	200,000	201,031	3.17%	100.52	5.00%	5.85%	7	169	n/a	n/a	2,583	(2,979)
30yr 3.0	881,599	782,764	12.34%	88.79	3.00%	3.48%	48	304	6.0%	6.4%	23,328	(23,485)
30yr 3.5	173,314	159,742	2.52%	92.17	3.50%	4.04%	60	287	4.1%	5.2%	4,469	(4,503)
30yr 4.0	520,477	489,830	7.72%	94.11	4.00%	4.78%	37	319	2.9%	3.8%	12,148	(12,929)
30yr 4.5	300,514	290,541	4.58%	96.68	4.50%	5.44%	32	324	8.3%	8.5%	5,944	(6,505)
30yr 5.0	566,664	559,269	8.81%	98.69	5.00%	5.94%	27	328	6.5%	6.4%	10,575	(11,968)
30yr 5.5	698,599	704,919	11.11%	100.90	5.50%	6.47%	11	346	3.3%	4.5%	11,959	(14,282)
30yr 6.0	1,458,465	1,495,198	23.56%	102.52	6.00%	6.97%	12	344	9.2%	8.0%	18,565	(23,726)
30yr 6.5	1,282,166	1,331,458	20.98%	103.84	6.50%	7.44%	11	345	8.1%	7.4%	11,730	(15,849)
30yr 7.0	299,681	315,040	4.97%	105.13	7.00%	7.94%	16	337	17.3%	19.6%	2,272	(2,864)
30yr Total	6,181,479	6,128,761	96.59%	99.15	5.26%	6.12%	23	332	7.3%	7.3%	100,990	(116,111)
Total Pass-Through MBS	6,381,479	6,329,792	99.76%	99.19	5.26%	6.12%	22	327	7.3%	7.3%	103,573	(119,090)
Structured MBS
IO 20yr 4.0	6,731	620	0.01%	9.20	4.00%	4.57%	157	76	8.5%	8.9%	3	(4)
IO 30yr 3.0	2,579	309	0.00%	11.97	3.00%	3.64%	121	229	1.0%	1.0%	-	(1)
IO 30yr 4.0	70,162	13,190	0.21%	18.80	4.00%	4.60%	126	225	4.0%	5.2%	(238)	143
IO 30yr 4.5	3,058	562	0.01%	18.38	4.50%	4.99%	176	171	6.5%	8.0%	(4)	1
IO 30yr 5.0	1,596	335	0.01%	21.01	5.00%	5.37%	176	171	7.9%	17.2%	(5)	3
IO Total	84,126	15,016	0.24%	17.85	4.01%	4.59%	131	210	4.5%	5.7%	(244)	142
IIO 30yr 4.0	21,553	219	0.00%	1.02	0.00%	4.40%	89	259	0.4%	0.4%	102	(72)
Total Structured RMBS	105,679	15,235	0.24%	14.42	3.19%	4.55%	122	220	3.6%	4.6%	(142)	70

Total Mortgage Assets	$6,487,158	$6,345,027	100.00%		5.22%	6.09%	24	325	7.3%	7.2%	$103,431	$(119,020)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(115,000)	Aug-26	$(1,150)	$1,150
5-Year Treasury Future(2)	(377,500)	Jun-25	(7,861)	7,743
10-Year Treasury Future(3)	(193,500)	Jun-25	(6,097)	6,036
10-Year Ultra Treasury Future(4)	(137,500)	Jun-25	(6,152)	5,893
Swaps	(3,459,300)	May-31	(95,789)	92,325
TBA	(185,000)	Mar-25	(2,452)	3,158
Hedge Total	$(4,467,800)		$(119,501)	$116,305
Rate Shock Grand Total			$(16,070)	$(2,715)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $107.94 at February 28, 2025. The market value of the short position was $407.5 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $111.09 at February 28, 2025. The market value of the short position was $215.0 million.
(4)	Ten-year Ultra Treasury futures contracts were valued at prices of $114.25 at February 28, 2025. The market value of the short position was $157.1 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of February 28, 2025
Fannie Mae	$4,385,021	69.1%
Freddie Mac	1,960,006	30.9%
Total Mortgage Assets	$6,345,027	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of February 28, 2025
Non-Whole Pool Assets	$403,993	6.4%
Whole Pool Assets	5,941,034	93.6%
Total Mortgage Assets	$6,345,027	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of February 28, 2025	Borrowings	Debt	Rate	in Days	Maturity
MUFG Securities Canada, Ltd.	$337,100	6.0%	4.41%	15	3/21/2025
Citigroup Global Markets Inc	319,721	5.7%	4.45%	26	3/27/2025
RBC Capital Markets, LLC	318,416	5.7%	4.45%	19	3/20/2025
ABN AMRO Bank N.V.	295,023	5.3%	4.46%	53	4/22/2025
Wells Fargo Bank, N.A.	290,712	5.2%	4.45%	43	4/21/2025
Goldman, Sachs & Co	272,372	4.9%	4.45%	27	3/27/2025
Merrill Lynch, Pierce, Fenner & Smith	271,034	4.8%	4.46%	21	3/21/2025
Marex Capital Markets Inc.	269,938	4.8%	4.43%	38	5/29/2025
ING Financial Markets LLC	254,173	4.5%	4.45%	25	4/14/2025
DV Securities, LLC Repo	250,076	4.5%	4.45%	28	3/28/2025
StoneX Financial Inc.	249,992	4.5%	4.44%	22	3/28/2025
Cantor Fitzgerald & Co	247,994	4.4%	4.46%	10	3/10/2025
Mirae Asset Securities (USA) Inc.	247,658	4.4%	4.51%	108	8/21/2025
Clear Street LLC	235,753	4.2%	4.51%	24	4/28/2025
ASL Capital Markets Inc.	235,735	4.2%	4.44%	19	3/21/2025
J.P. Morgan Securities LLC	235,127	4.2%	4.45%	10	3/27/2025
South Street Securities, LLC	227,340	4.1%	4.45%	29	4/29/2025
Mitsubishi UFJ Securities (USA), Inc.	202,871	3.6%	4.48%	13	3/20/2025
Daiwa Securities America Inc.	201,167	3.6%	4.45%	24	3/24/2025
The Bank of Nova Scotia	191,841	3.4%	4.45%	21	3/21/2025
Bank of Montreal	188,122	3.4%	4.46%	27	3/27/2025
Banco Santander SA	142,592	2.6%	4.47%	18	3/18/2025
Nomura Securities International, Inc.	70,497	1.3%	4.46%	52	4/21/2025
Lucid Prime Fund, LLC	36,032	0.6%	4.47%	13	3/13/2025
Total Borrowings	$5,591,286	100.0%	4.45%	29	8/21/2025

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400